UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2009

SUNRISE ENERGY RESOURCES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	84-0938688
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

570 Seventh Avenue, Suite 800
New York, New York	10018
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (917) 4634210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Acquisition or disposition of assets

On March 30, 2009, the management of Sunrise Energy Resources, Inc. (the “Company”) determined to accept the proposal of Millington Solutions LLC to transfer all Company’s assets in settlement of all amounts due to Millington Solutions LLC including without limitations the principal and interest accrued under the convertible debenture notes CD-1001, CD-1009, CD-1011 and C-1013 in the total amount of $5,864,837. The aforesaid transfer shall be made through a surrender to Millington of the Company’s entire interests in Esko Pivnich and Pari, the Company’s subsidiaries in Ukraine. In addition, Millington Solutions LLC has agreed to assume all obligations of Esko Pivnich and Pari whether existing prior to closing of the transaction or arising thereafter, including without limitation any and all legal costs, taxes and penalties, government fees and levies and environmental remediation costs related to the oil & gas leases. The transaction is currently pending the board approval and in the event such approval is granted, the effective date of the transaction shall be March 30, 2009. Following the completion of the transaction, the Company would become a blank-check company.

Item 5.01                      Changes in control of Registrant.

On March 30, 2009, the Company’s majority stockholder: Halton Impex Corporation notified the Company that they surrendered their 16,355,767 shares representing 69.47% in the Company to Burisma Holdings Limited for a nominal consideration. Burisma Holdings Limited is a Cypriot corporation equally controlled by Messrs. Nikolay Lisin and Nikolay Zlochewsky both residents of Ukraine. Burisma Holdings Limited covenanted to undertake its best efforts to fund the Company’s on-going expenses and search for viable merger opportunities. The surrendering shareholders believed that this step would benefit the Company and its remaining stockholders.

Item 9.01                      Financial Statements and Exhibits

16.1 Letter, dated March 27, 2009 from Millington Solutions LLC to the Company

16.2 Letter, dated March 30, 2009 from the Company to Millington Solutions LLC

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Energy Resources, Inc.

Dated: April 3, 2009	By:	/s/ Konstantin Tsiryulnikov
Konstantin Tsiryulnikov, CEO